UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 2, 2018

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2018, CDK Global, Inc. (the “Company”), issued a press release announcing its financial results for the first quarter ended September 30, 2018. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 2.02 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended (the “Securities Act”), if it is expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Executive Officer

On November 2, 2018, the Company’s Board of Directors (the “Board”) appointed Brian Krzanich, 58, as President, Chief Executive Officer and director, effective immediately after the filing of the Company’s Form 10-Q for its first quarter ended September 30, 2018 (the “Transition Date”). Mr. Krzanich succeeds Brian MacDonald, who will resign as President, Chief Executive Officer and director effective as of the Transition Date.

In connection with his resignation from the Board, Mr. MacDonald also informed the Board that he has withdrawn his name from nomination for re-election at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) dated October 2, 2018, which has been furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board for use at the Annual Meeting, provides that if a nominee becomes unable or declines to serve, the accompanying proxy may be voted for a substitute nominee designated by the Board. The Board has designated Mr. Krzanich as substitute nominee and, accordingly, any shares voted for the election of Mr. MacDonald will instead be voted for the election of Mr. Krzanich. Mr. Krzanich has consented to being named as a nominee for director at the Annual Meeting and to serve if elected.

Krzanich Biography. Mr. Krzanich served as Chief Executive Officer of Intel Corporation from 2013 to June 2018. As Chief Executive Officer, he led Intel’s corporate strategy and operations, including development of Intel’s business model and identification of emerging technologies. Mr. Krzanich joined Intel in 1982, became a corporate Vice President in 2006, and served until 2010 as Vice President and General Manager of Assembly and Test. He was Senior Vice President and General Manager of Manufacturing and Supply Chain from 2010 to 2012. He became Executive Vice President and Chief Operating Officer in 2012, responsible for global manufacturing, supply chain, human resources, and information technology. Mr. Krzanich previously served on the board of directors of Deere & Company from 2016 to April 2018.

Compensation. On November 2, 2018, the Company and Mr. Krzanich entered into an employment agreement (the “Employment Agreement”) pursuant to which Mr. Krzanich will serve as President and Chief Executive Officer of the Company for an initial three-year term beginning on the Transition Date. Mr. Krzanich will receive a base salary of $1,000,000, and he will be eligible for an annual bonus based on performance objectives pre-established by the Compensation Committee for each fiscal year, with a target bonus of 150% of base salary.  Mr. Krzanich will also participate in all compensation and benefit plans and arrangements that are generally available to other Company executives in accordance with their terms as in effect from time to time.

As soon as practicable following the Transition Date, Mr. Krzanich will receive the following sign-on equity awards:  (i) performance stock units (“PSUs”) having an aggregate grant date fair value of $8,750,000; (ii) time-vesting stock options having an aggregate grant date fair value of $1,875,000; and (iii) performance-vesting stock options having an aggregate grant date fair value of $1,875,000.  The PSUs will vest based on the achievement of the same performance metrics, and will be subject to the same terms and conditions, that apply to the PSUs granted to the Company’s other senior executives for the Company’s fiscal 2019 – fiscal 2021 performance period.  The time-vesting stock options will have a strike price equal to the closing price of the Company’s stock on the date of grant and will vest in three equal annual installments on the first three anniversaries of the Transition Date, subject to his continued employment with the Company.  The performance-vesting stock options will have a strike price equal to the closing price of the Company’s stock on the date of grant and will vest on the third anniversary of the Transition Date, subject to his continued employment with the Company, if and only if the average closing price of the Company’s common stock over any 20 consecutive trading days ending on or prior to such anniversary equals or exceeds 110% of the closing price of the Company’s common stock on the date of grant.

On or before the last day of the next open trading window for insiders of the Company, Mr. Krzanich has agreed to purchase shares of the Company’s common stock having an aggregate purchase-date fair market value of up to $3,000,000 (the “Purchased Shares”).  Upon the purchase of the Purchased Shares, subject to Mr. Krzanich’s continued employment in good standing with the Company as of the date of the grant, Mr. Krzanich will receive a number of performance-based stock options pursuant to the Plan with a grant date fair value equal to the aggregate purchase price of the Purchased Shares (the “Co-Invest PBSOs”). The Co-Invest PBSOs will have a strike price equal to the closing price of the Company’s common stock on the date of grant and will be eligible to vest in two separate tranches:  (i) 50% of the Co-Invest PBSOs (as measured by grant date fair value) on the third anniversary of the Transition Date, subject to his continued employment with the Company, if and only if the average closing price of the Company’s common stock over any 20 consecutive trading days ending prior to such anniversary equals or exceeds 115% of the closing price of the Company’s common stock on the date of grant; and (ii) 50% of the Co-Invest PBSOs (as measured by grant date fair value) on the fourth anniversary of the Transition Date, subject to his continued employment with the Company, if and only if the average closing price of the Company’s common stock over any 20 consecutive trading days ending prior to such anniversary equals or exceeds 120% of the closing price of the Company’s common stock on the date of grant.

Mr. Krzanich will be eligible to participate in the Company’s equity incentive compensation program in all future years of employment, in the discretion of the Board, and his target annual equity grant for fiscal year 2020 will, subject to his continued employment in good standing with the Company through the date of the grant, have an aggregate grant date fair value of approximately $12,500,000.

If Mr. Krzanich’s employment is terminated without “cause” or if Mr. Krzanich resigns with “good reason” (each as defined in the Employment Agreement), and other than due to death or disability, he will be entitled to receive the severance benefits that would be paid or provided to him pursuant to the Company’s Corporate Officer Severance Plan (the “Severance Plan”), as in effect from time to time, as if he were designated a participant in the Severance Plan, subject to the terms and conditions thereof; provided, that the cash severance benefit payable to him will equal 200% of his annual base salary then in effect, and the severance period thereunder will be the 24-month period following his termination.  In addition, to the extent that the Severance Plan would result in the prorated vesting of the Co-Invest PBSOs, any proration will reflect only the period served from the Transition Date through the effective date of his employment termination.  A copy of the Severance Plan is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated September 7, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2017, and is incorporated herein by reference.

Mr. Krzanich has agreed, while employed and for a period of 24 months thereafter, not to compete with the Company, not to solicit the Company’s customers, subscribers or suppliers as of the date of his termination of employment, and not to solicit or hire the Company’s employees or former employees within six months after the date they cease to be an employee of the Company.  Mr. Krzanich has also agreed to be bound by customary covenants relating to confidentiality, non-disparagement, intellectual property and return of property.

The above description of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, a copy of which will subsequently be filed with the SEC.

In connection with his appointment, Mr. Krzanich will be entitled to participate in the Company’s Third Amended and Restated Change in Control Severance Plan for Corporate Officers (the “CIC Plan”), and, in the event of a “change in control” of the Company and a subsequent “qualifying termination” (as such terms are defined in the CIC Plan), he will not be entitled to any post-termination payments or benefits under the Employment Agreement, and the CIC Plan will govern his rights to severance payments and benefits in connection with such termination.  A copy of the CIC Plan is filed as Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 8, 2017, and is incorporated herein by reference.  Mr. Krzanich will also enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated June 4, 2018, as filed with the SEC on June 7, 2018, and is incorporated herein by reference.

Forms of Grant Agreement

The above description of the grant of PSUs is subject to and qualified in its entirety by the Company’s current form of Performance Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated September 6, 2018, as filed with the SEC on September 6, 2018, and is incorporated herein by reference.  The above description of the grant of time-vesting stock options is subject to and qualified in its entirety by the Company’s current form of Stock Option Grant Agreement for Corporate Officers, a copy of which is filed as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on February 3, 2016, and is incorporated herein by reference (provided that the vesting terms of the time-vesting stock options shall be as described above).  The above description of the grants of performance-vesting stock options and the Co-Invest PBSOs is subject to and qualified in its entirety by the respective full text of the Performance Based Stock Option Grant Agreements, copies of which will subsequently be filed with the SEC.

MacDonald Transition and Release. On November 5, 2018, the Company and Mr. MacDonald entered into a Transition and Release Agreement (the “Transition Agreement”) pursuant to which the Company and Mr. MacDonald have agreed that his employment with the Company is scheduled to terminate effective as of June 30, 2019, and that Mr. MacDonald will assist in the smooth transition of his functions as directed by the Board. During the remaining term of his employment with the Company, Mr. MacDonald will continue to receive the cash compensation and benefits that he currently receives in accordance with his employment agreement with the Company dated December 11, 2015 (the “MacDonald Employment Agreement”), and his equity awards will remain outstanding and continue to vest in accordance with their terms.  Upon his separation from service with the Company (other than a termination by the Company with Cause (as defined in the MacDonald Employment Agreement) or a voluntary resignation by Mr. MacDonald, he will receive the severance payments and benefits described in the MacDonald Employment Agreement, subject to his continued compliance with his non-competition, non-solicitation and confidentiality undertakings in the MacDonald Employment Agreement. The foregoing description of the Transition Agreement is qualified in its entirety by the full text of the Transition Agreement, a copy of which will subsequently be filed with the SEC.  A copy of the MacDonald Employment Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated December 10, 2015, as filed with the SEC on December 11, 2015, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 7, 2018, the Company issued a press release announcing the appointment of Mr. Krzanich as the Company's President and Chief Executive Officer.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 hereto, and is incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act, if it is expressly incorporated by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business and growth outlook; the Company’s objectives for its multi-year business transformation plan; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and advertising and related industry changes; competitive conditions; changes in regulation (including future interpretations, assumptions and regulatory guidance related to the Tax Cuts and Jobs Act); changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; the Company’s ability to timely and effectively implement its transformation plan; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements.  The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the SEC, including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause  the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this document even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by CDK Global, Inc. on November 7, 2018
99.2	Press Release issued by CDK Global, Inc. on November 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: November 7, 2018	By:	/s/ JOSEPH A. TAUTGES
Joseph A. Tautges
Executive Vice President, Chief Financial Officer